SIGNIFICANT ACCOUNTING POLICIES (Schedule of Changes in Allowance for Credit Losses Related to Accounts) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Accounting Policies [Abstract]
Balance at the beginning of the year	$ 125	$ 719
Credit losses expenses during the year	30	124
Customer write-offs/collections during the year, net	(46)	(716)
Exchange rate	(6)	(2)
Balance at the end of the year	$ 103	$ 125